UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Rockwell Collins, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 ROCKWELL COLLINS, INC. ANNUAL MEETING OF SHAREOWNERS Thursday, February 6, 2014 11:00 a.m. (CST) The meeting will be held at: THE CEDAR RAPIDS MARRIOTT 1200 Collins Road NE Cedar Rapids, IA 52402 Important Notice Regarding the Availability of Proxy Materials for the Annual Shareowner Meeting to be Held on February 6, 2014. Notice is hereby given that the Annual Meeting of Shareowners of Rockwell Collins, Inc. will be held at The Cedar Rapids Marriott, 1200 Collins Road NE, Cedar Rapids, IA on Thursday, February 6, 2014 at 11:00 a.m. (CST). This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. You are encouraged to request to receive your future proxy materials by e-mail delivery. Go to www.investorelections.com/col and follow the instructions. The Proxy Statement, Annual Report and Form 10-K are available at www.proxydocs.com/col If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before January 23, 2014 to facilitate timely delivery. Matters intended to be acted upon at the meeting are listed below. The Board of Directors recommends a vote FOR the following proposals: 1. For the election of three directors to serve as Class I directors. 2. To consider and vote on a non-binding resolution to approve the compensation of executive officers and related disclosures. 3. For the selection of Deloitte & Touche LLP as our auditors for fiscal year 2014. 4. To consider and vote to approve amendments to our Restated Certificate of Incorporation to declassify the Board of Directors. You may immediately vote your proxy on the Internet at: www.proxypush.com/col • Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CST) on February 5, 2014. • Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy. Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card, Proxy Statement, Annual Report and Form 10-K, please contact us via: ?Internet – Access the Internet and go to www.investorelections.com/col . Follow the instructions to log in, and order copies. ?Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies. ? E-mail – Send us an e-mail at paper@investorelections.com with “COL Materials Request” in the subject line. The e-mail must include: • The 11-digit control # located in the box in the upper right hand corner on the front of this notice. • Your preference to receive printed materials via mail -or- to receive an e-mail with links to the electronic materials. • If you choose e-mail delivery you must include the e-mail address. • If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the e-mail.

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 06, 2014

ROCKWELL COLLINS, INC.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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Meeting Information

Meeting Type: Annual Meeting
For holders as of: December 09, 2013
Date: February 06, 2014 **Time:** 11:00 AM CST
Location: The Cedar Rapids Marriott
1200 Collins Road NE
Cedar Rapids, IA 52402

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

0000188096_1 R1.0.0.51160

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Form 10-K 3. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow ? XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow? XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 23, 2014 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do R1.0.0.51160 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the _ 2 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. 0000188096 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Internal Use ? XXXX XXXX XXXX Only Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 C.A. DAVIS 02 R.E. EBERHART 03 D. LILLEY The Board of Directors recommends you vote FOR the following proposal(s): 2 ADVISORY VOTE ON EXECUTIVE COMPENSATION: To consider and vote on a non-binding resolution to approve the compensation of executive officers and related disclosures. 3 SELECTION OF AUDITORS: For the selection of Deloitte & Touche LLP as our auditors for fiscal year 2014. 4 AMENDMENTS TO DECLASSIFY BOARD OF DIRECTORS: To consider and vote to approve amendments to our Restated Certificate of Incorporation to declassify the Board of Directors. 0000188096_3 R1.0.0.51160 0000 0000 0000 Broadridge Internal Use Only xxxxxxxxxx xxxxxxxxxx Cusip Job # Envelope # Sequence # # of # Sequence #

Reserved for Broadridge Internal Control Information Voting Instructions 0000188096_4 R1.0.0.51160 THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only P99999-010 12 Job # Envelope # Sequence 15 # # of # Sequence # OF##

ROCKWELL COLLINS, INC. ANNUAL MEETING TO BE HELD ON 02/06/14 AT 11:00 A.H. CST FOR HOLDERS AS OF 1Z/09/13__* ISSUER CONFIRMATION COPY—IHFO ONLY * ROCKHELL COLLINS, INC. 02/06/14 AT 11:00 A.H. CST 77««101 L PURPOSES ONLV. PLEASE HO NOT USE IT FOR VOTING PURPOSES. DIRECTORS RECOMMEND: A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES OfllOlOO 1.—01-C.A. DAVISjOZ-H.E. £BERHART,03-D. LILLEY TOR ALL NOMINEES WITHHOLD ALL NOMINEES WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE NUMBER(S) OF NOMINEE(S) BELOW, USE NUMBER ONLY Z. *- TO CONSIDER AND VOTE ON A NON-BINDING RESOLUTION TO APPROVE THE —->» FOR COMPENSATION OF EXECUTIVE OFFICERS AND RELATED DISCLOSURES. flOZW^O FOR AGN ABS ODD 3. —FOR THE SELECTION OF DELOITTE & TOUCHE LLP AS OUR AUDITORS FOR >» FOR FISCAL VEAR Z014. 0010200 FOR AGN ABS 000 PLACE “X” HERE IF YOU PLAN TO ATTEND AND VOTE YOUR SHARES AT THE MEETING <f. x- TO CONSIDER AND VOTE TO APPROVE AMENDMENTS TO OUR RESTATED>» FOR CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF 0012702 DIRECTORS. 51 MERCEDES WAY EDGEWOOD NY 11717 “NOTE* SUCH OTHER BUSINESS AS HAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. m ROCKWELL COLLINS, INC. ATTN: CAROLYN J. SHITH 400 COLLINS ROAD NE H/S 124-323 CEDAR RAPIDS, IA 52498-0001 As of July 1, 2007, SEC rules permit companies to send you a Notice indicating that their proxy materials are available on the Internet and how you can request a mailed copy. Check the box to the right if you want to receive future proxy materials by mail at no cost to you. Even if you do not check the box, you will stilt have the right to request a free set of proxy materials upon receipt of a Notice. VIF11H

Subject: Rockwell Collins Notice of the 2014 Annual Meeting of Shareowners

Dear Rockwell Collins Employee:

You are receiving this e-mail because you own Rockwell Collins shares as a result of your investment in the Rockwell Collins Stock Fund in one of our Retirement Savings Plans. You are encouraged to review the information below and to vote your shares in connection with the 2014 Annual Meeting of Shareowners of Rockwell Collins. To reduce costs and be environmentally responsible, the company is sending you this e-mail and providing you with electronic access to the company’s Proxy Statement, Annual Report and Form 10-K instead of sending paper copies of these annual meeting materials.

Below you will find links to the electronic voting site to view the company’s Proxy Statement, Annual Report and Form 10-K. This electronic voting site enables you to confidentially vote your shares online, at your convenience, with the control number listed below.

You can view your materials and vote electronically by visiting: http://www.proxydocs.com/col

Your 11 digit control number is: [XXXXXXXXXXX]

You may view the Proxy Statement, Annual Report and Form 10-K by using the link provided above, or going directly to: http://www.rockwellcollins.com/annualmeeting

Although we encourage you to view the Proxy Statement, Annual Report and Form 10-K online, you may order paper copies by making a request on the following site: http://www.proxydocs.com/col

If you hold shares in other accounts, you may receive a separate notice or a paper delivery of the annual meeting materials for those accounts. I encourage you to elect to receive future electronic delivery of the annual meeting materials for your account(s) by visiting http://www.proxydocs.com/col and following the instructions.

We sincerely hope that you will vote your shares in connection with the 2014 Annual Meeting of Shareowners.

Sincerely,

Gary R. Chadick

Senior Vice President,

General Counsel & Secretary

Rockwell Collins, Inc.